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                                                                   Exhibit 10.31

                       AMENDMENT TO AMENDED AND RESTATED
                       NONEMPLOYEE STOCK OPTION PLAN OF
                        JAYHAWK ACCEPTANCE CORPORATION


     Section 3.1 of the Amended and Restated Nonemployee Stock Option Plan of Jayhawk Acceptance Corporation is hereby amended to read in its entirety as follows:

     "3.1  Stock Option Committee.  The Plan shall be administered by the
           ----------------------
     Committee. The Committee shall consist of not less than two (2) members of the Board of Directors, and, except as is provided in the immediately following sentence, may be constituted by all members of the Board of Directors. In the event that the Stock is registered under Section 12 of the Act, all members of the Committee shall be Non-Employee Directors, as defined in Rule 16b-3 promulgated under the Act."


DATED:  November 6, 1997

                                /s/ Carl H. Westcott
                              ------------------------------------------
                              Carl H. Westcott, Chairman of the Board of
                              Jayhawk Acceptance Corporation